SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported)    October 16, 2003

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zipcode)

Registrant’s telephone number, including area code:    (412) 434-3131

Not Applicable

Former name or former address, if changed since last report)

Item 5.    Other Events

On October 16, 2003, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 7.    Exhibit

(99) PPG Industries, Inc. press release dated October 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PPG INDUSTRIES, INC.

        (Registrant)

/s/ W. H. Hernandez

W. H. Hernandez

Senior Vice President, Finance

Date: October 16, 2003

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